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                          Prudential World Fund, Inc.
                      Prudential International Value Fund
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                       SUPPLEMENT DATED November 22, 2000
                       PROSPECTUS DATED February 2, 2000

The following supplements the information contained in the Prospectus on page 13 under 'How the Series is Managed--Investment Adviser':

  In a Supplement to the Series' Prospectus dated August 30, 2000, shareholders were notified of a proposal that would allow the Series' Manager, with Board of Director approval, to employ new subadvisers for the Series. In accordance with that action, November 15, 2000, the Board of the Fund approved the selection of Bank of Ireland Asset Management (U.S.) Limited ('BIAM') as investment adviser to the Series, effective January 1, 2001. The Series' current investment adviser, Mercator Asset Management, L.P., will terminate its services to the Series at the close of business on December 31, 2000. The selection of BIAM as the Series' new investment adviser is subject to shareholder approval at a meeting that is expected to occur on or about January 31, 2001. There will be no increase in the Series' management fee as a result of the appointment of a new investment adviser.

  BIAM is a registered investment adviser formed in 1987 to provide services to North American investors. It is a subsidiary of the Bank of Ireland Group, one of the largest providers of financial services in Ireland. As of June 30, 2000, BIAM had $26 billion under management on behalf of its U.S. and Canadian clients. BIAM's address is 75 Holly Hill Lane, Greenwich, Connecticut 06830.

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